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                                                                  EXHIBIT 23(C)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 30, 1998, with respect to the consolidated financial statements of United Rentals, Inc. in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-45605) and the related Prospectus of United Rentals, Inc. for the registration of 7,475,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

MetroPark, New Jersey

February 17, 1998